Exhibit 10.2(b)
EXECUTION COPY
FIRST AMENDMENT
TO
PURCHASE AND SALE AGREEMENT
     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is made and entered into as of July 31, 2006, by and among PRIDE COMPANIES, L.P., a Delaware limited partnership (“Pride Company”), PRIDE REFINING, INC., a Texas corporation (“Pride Refining”), PRIDE MARKETING LLC, a Texas limited liability company (“Pride Marketing,”), PRIDE PRODUCTS, a Texas general partnership (“Pride Products” and collectively with Pride Company, Pride Refining and Pride Marketing, “Sellers”), on the one hand, and DELEK US HOLDINGS, INC., a Delaware corporation (“Buyer”), and DELEK MARKETING & SUPPLY, LP, a Delaware limited partnership and assignee of Buyer’s rights under the Purchase Agreement (“Buyer Designee”). Sellers, Buyer and Buyer Designee are hereinafter sometimes referred to individually as a “Party” and collectively as the “Parties.”
RECITALS
     WHEREAS, Buyer, Pride Company, Pride Refining and Pride Marketing entered into that certain Purchase and Sale Agreement dated June 21, 2006 (the “Purchase Agreement”); and
     WHEREAS, the Purchase Agreement contemplated that Buyer would acquire from Pride Company and Pride Marketing their respective equity interests in Pride Products; and
     WHEREAS, the Parties now desire that Pride Products assign certain of its assets directly to Buyer Designee, in lieu of Pride Company and Pride Marketing selling their respective equity interests in Pride Products to Buyer pursuant to the Purchase Agreement, and that Pride Products become a party to the Purchase Agreement and be deemed a “Seller” thereunder; and
     WHEREAS, the Parties now desire to amend certain provisions of the Purchase Agreement and certain Schedules and Exhibits thereto, all as further provided herein;
     NOW, THEREFORE, in consideration of the premises and the mutual promises made in the Purchase Agreement and this First Amendment, and in consideration of the representations, warranties, and covenants contained in the Purchase Agreement and this First Amendment, the Parties hereby agree as follows:
PURCHASE AGREEMENT PROVISIONS
1.	Definitions and Interpretation. Capitalized terms used and not defined in this First Amendment shall have the meanings ascribed thereto in the Purchase Agreement, unless expressly provided otherwise in this First Amendment, and all rules as to interpretation and usage set forth in the Purchase Agreement shall apply to this First Amendment.
First Amendment to Purchase Agreement

2.	Addition of Pride Products as a “Seller”.
a.	The Parties hereby agree to add Pride Products as, and Pride Products agrees to be added as, a “Seller” party to the Purchase Agreement effective as of June 21, 2006, except that any representations and warranties deemed made by Pride Products by virtue of its addition as a Party shall be made as of the date hereof. Pride Products shall have rights and obligations substantially similar to the rights and obligations of the existing Sellers. All references in the Purchase Agreement to “Sellers” shall be deemed to include Pride Products.

b.	Pride Products hereby (i) acknowledges that it has received a copy of the Purchase Agreement and all schedules and exhibits thereto, (ii) adopts the Purchase Agreement with the same force and effect as if Pride Products were originally a party thereto and named as a party therein, (iii) agrees to assume and perform all of the obligations and liabilities applicable to it as a “Seller,” and, as such, to comply with and be bound by the terms of the Purchase Agreement, (iv) accepts the rights and privileges applicable to it as a “Seller” pursuant to the Purchase Agreement, and (v) agrees that any and all Purchased Property that Pride Products owns shall be bound by the terms of the Purchase Agreement.

c.	Pride Products acknowledges that it has read and understands the scope and effect of the provisions of the Purchase Agreement and hereby represents and warrants to Buyer and to Buyer Designee (for so long as Buyer Designee remains an Affiliate of Buyer) the same representations and warranties provided in Article IX of the Purchase Agreement and such provisions are incorporated herein for all purposes with respect to Pride Products.

d.	All notices to be sent to Pride Products pursuant to the Purchase Agreement shall be sent as provided in Section 20.9 thereof.
3.	Buyer Designee.
a.	Buyer hereby designates Buyer Designee as the Affiliate of Buyer to whom the Purchased Property is to be conveyed as of the Closing Date pursuant to Section 5.6 of the Purchase Agreement; provided, however, that the foregoing shall in no way limit the application of Section 5.6, 14.5 or 20.12 of the Purchase Agreement. Sellers expressly waive the three day notice requirement set forth in Section 5.6 of the Purchase Agreement with respect to the designation of Buyer Designee.

b.	All Exhibits to the Purchase Agreement shall be amended, as applicable, to replace Buyer with Buyer Designee; provided, however, that the
First Amendment to Purchase Agreement

foregoing shall in no way limit the application of Section 5.6, 14.5 or 20.12 of the Purchase Agreement.
c.	Buyer hereby acknowledges and agrees that the designation of Buyer Designee to receive the Purchased Property and to enter into the Exhibits to the Purchase Agreement in no way limits the obligations of Buyer under the Purchase Agreement, including under Article XV of the Purchase Agreement.
4.	Section 2.1 (Included Assets). Section 2.1 of the Purchase Agreement is hereby amended as follows:
a.	Subparagraph 2.1(a) is hereby deleted in its entirety, and is replaced with the following: “(a) [INTENTIONALLY OMITTED];

b.	Subparagraph 2.1(n): add the words “Pride Products” after “Pride Marketing,” in the second and third lines thereof; and

c.	Subparagraph 2.1(v): delete the words “and Pride Products’” in the first and second lines thereof.
5.	Section 3.4 (Inventory Payment). Section 3.4 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“3.4 Inventory Payment.
(a) The aggregate purchase price to be paid by Buyer at Closing in consideration for the Purchased Inventory (the “Inventory Price”) shall be an amount equal to TWO MILLION DOLLARS ($2,000,000).
(b) Sellers and Buyer agree that the Inventory Price shall be allocated among the volumes of (i) generic additives, (ii) other chemicals and (iii) refined petroleum products purchased by Buyer Designee as of the Effective Time. Sellers and Buyer shall mutually prepare within three (3) Business Days after the Closing Date a schedule setting forth an allocation of the Inventory Price among the Purchased Inventory in accordance with the Inventory Procedures.
6.	Section 3.6(a)(iii) (Assumption of Liabilities). Section 3.6(a)(iii) of the Purchase Agreement is hereby deleted in its entirety.

7.	Section 4.2 (Possession and Control). Section 4.2 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
“4.2 Possession and Control. Control of operation, risk of loss, and transfer of title to the Purchased Property from Sellers to Buyer shall be effective as of 11:59:59 p.m. Central Time on the Closing Date (the “Effective Time”).”
First Amendment to Purchase Agreement

8.	Section 5.2 (Sellers’ Deliveries). Sections 5.2(c) and 5.2(q) of the Purchase Agreement are hereby deleted in their entirety.

9.	Section 5.3(c) (Buyer’s Deliveries). Section 5.3(c) of the Purchase Agreement shall be deleted in its entirety.

10.	Section 6.2 (Purchase Price Allocation). The following amendments shall be made to Section 6.2 of the Purchase Agreement:
a.	The phrase “, at least three (3) days prior to the Closing Date,” in the first sentence of Section 6.2 of the Purchase Agreement is hereby amended and replaced by the phrase “, on or before September 30, 2006,”.

b.	The phrase “(including the assets held by Pride Products)” in the fourth and sixth lines of Section 6.2 of the Purchase Agreement is hereby deleted.
11.	Section 8.1 (Cooperation). The phrase “the Purchased Property, the Business or Pride Products” in the third and sixth lines of Section 8.1 of the Purchase Agreement is hereby amended and replaced in each instance with the phrase “the Purchased Property or the Business.”

12.	Section 8.3 (Income Taxes). The second and third sentences of Section 8.3 of the Purchase Agreement are hereby deleted in their entirety.

13.	Section 8.7 (Other Taxes). The phrase “the Business, Pride Products and the Purchased Property” in the second and third lines of Section 8.7 of the Purchase Agreement is hereby amended and replaced in each instance with the phrase “the Business and Purchased Property.”

14.	Section 9.2 (Organization). Section 9.2 of the Purchase Agreement is hereby amended to add a new subparagraph 9.2(d) as follows:
“(d) Pride Products is a general partnership, duly organized and validly existing under the Laws of the State of Texas and is duly qualified to carry on business in the State of Texas.”
15.	Section 9.7 (Taxes). The following phrases are hereby deleted from Section 9.7 of the Purchase Agreement:
a.	Line 2: “or the assets of Pride Products”;

b.	Line 4: “, Pride Products”;

c.	Line 6: “or the assets of Pride Products” and “, Pride Products”;

d.	Lines 10 and 11: “, Pride Products”;
First Amendment to Purchase Agreement

e.	Line 16: “or Pride Products”;

f.	Lines 18 and 19: “nor any liability of Pride Products”;

g.	Line 24: “or Pride Products”;

h.	Lines 27 and 28: “Other than the Partnership Interests,” and “nor any asset held by Pride Products”;

i.	Line 30: “or the assets held by Pride Products”; and

j.	Line 32 and 33: “Pride Products is, and at all times prior to the Closing has been since its formation, classified as a disregarded entity for U.S. federal tax purposes.”
16.	Section 9.10 (Legal Proceedings). Section 9.10 of the Purchase Agreement is hereby amended to delete the phrase “or Pride Products” in the second and seventh lines thereof.

17.	Section 9.13 (No Breach, Conflict). Section 9.10 of the Purchase Agreement is hereby amended to delete the phrase “or Pride Products” in the eighth, ninth and tenth lines thereof, and to delete the phrase “, Pride Products” in the eleventh line thereof.

18.	Section 9.17 (Commitments). Section 9.17 of the Purchase Agreement is hereby amended to delete the phrase “, Pride Products” in the second and third lines thereof.

19.	Section 9.18 (Environmental Matters). Section 9.18 of the Purchase Agreement is hereby amended as follows:
a.	Subparagraph 9.18(b): delete the phrase “and Pride Products” in the second line thereof;

b.	Subparagraph 9.18(c): delete the phrase “and Pride Products” in the third line thereof;

c.	Subparagraph 9.18(d): delete the phrase “or Pride Products” in the first line thereof;

d.	Subparagraph 9.18(e): delete the phrase “or Pride Products” in the third and fifth lines thereof;

e.	Subparagraph 9.18(i): delete the phrase “and Pride Products” in the first line thereof; and

f.	Subparagraph 9.18(k) is hereby deleted in its entirety.
First Amendment to Purchase Agreement

20.	Section 9.19 (Pride Products). Section 9.19 of the Purchase Agreement is hereby deleted in its entirety, and is replaced with the following: “Section 9.19 [INTENTIONALLY OMITTED].”

21.	Section 9.20 (Magellan Contract). Section 9.20 of the Purchase Agreement is hereby amended as follows:
a.	Subparagraph 9.20(e): at the end of the paragraph, add “, except as shall have been consented to in writing by Magellan and its affiliates, as applicable, as of the Closing.”

b.	Subparagraph 9.20(f): at the end of the paragraph, add “, except as shall have been consented to in writing by Magellan and its affiliates, as applicable, as of the Closing.”
22.	Section 9.21 (Magellan Lease). Section 9.21 of the Purchase Agreement is hereby amended as follows:
a.	Subparagraph 9.21(e): at the end of the paragraph, add “, except as shall have been consented to in writing by Magellan and its affiliates, as applicable, as of the Closing.”

b.	Subparagraph 9.21(f): at the end of the paragraph, add “, except as shall have been consented to in writing by Magellan and its affiliates, as applicable, as of the Closing.”
23.	Section 9.23 (Labor Relations). Section 9.23 of the Purchase Agreement is hereby amended to delete the phrase “nor Pride Products” in the second sentence thereof.

24.	Section 9.24(a) (Bankruptcy). Section 9.24(a) of the Purchase Agreement is hereby amended to delete the phrase “or Pride Products” in the second line thereof.

25.	Section 9.26 (Pipelines). Section 9.26 of the Purchase Agreement is hereby amended as follows:
a.	Subparagraph 9.26(c): delete the phrase “and Pride Products” in the first line thereof and “or Pride products” in the second line thereof.

b.	Subparagraph 9.26(d): delete the phrase “or Pride Products” in the second line thereof.

c.	Add a new Subparagraph 9.26(e) as follows:
“(e) To Seller’s Knowledge and except as would not, individually or in the aggregate, have a Material Adverse Effect on the Purchased Property or the Business:
First Amendment to Purchase Agreement

(i)	no default or event of default has occurred under any of the Pipeline Contracts which is continuing, including any default or event of default arising out of a transfer of title to the Pipelines or the transfer of rights under the Pipeline Contracts, and

(ii)	substantially all of the Pipeline Contracts (A) are assignable, (B) contain no unusual or unduly burdensome covenants or restrictions or provisions for the forfeiture thereof which materially and adversely affect the intended use of the Pipeline and (C)except for easements or permits pertaining to government owned property, provide for the continuation thereof so long as the Pipelines are used as a pipeline system without any further condition on such continuation.”
26.	Section 14.1 (Sellers’ Indemnification Obligations). Section 14.1 of the Purchase Agreement is hereby amended to delete the phrase “(including Pride Products after the Closing)” in the third line thereof.

27.	Section 14.2(c) (Limitations on Sellers’ Indemnity Obligations. Section 14.2(c) of the Purchase Agreement is hereby amended to delete the language “or 9.20(e) or” in the ninth line thereof and replace it with “, 9.20(e) or 9.21(e) or.”).

28.	Section 15.1 (Buyer’s Indemnity Obligations). Section 15.1 of the Purchase Agreement is hereby amended to delete the phrase “(excluding Pride Products after the Closing)” in the second and third lines thereof.

29.	Section 15.1(b) (Buyer’s Indemnity Obligations). Section 15.1(b) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:
"(b) any breach of any covenant or agreement of Buyer, Buyer Designee or any of Buyer’s Affiliates contained in this Agreement or any Related Agreement;”
30.	Section 19.4(a) (License of Trademarks). The phrase “the names ‘Pride,’ ‘Pride,’ ‘Pride Companies,’ ‘Pride Refining,’ ‘Pride Marketing,’ and any” in the second line of Section 19.4(a) of the Purchase Agreement is hereby amended and replaced with the phrase “the names ‘Pride,’ ‘Pride Companies,’ ‘Pride Refining,’ ‘Pride Marketing,’ ‘Pride Products,’ and any.”
PURCHASE AGREEMENT DEFINITIONS
31.	The definition of “Partnership Interests” in Annex A is hereby deleted in its entirety.
First Amendment to Purchase Agreement

32.	The following definition of “Pipeline Contracts” is inserted into Annex A in proper alphabetical order:
"Pipeline Contracts” means all of Sellers’ rights, titles, interests and estates (including all rights to receive payments) under or by virtue of all agreements, leases, easements, permits, licenses, rights-of-way, warranties, guarantees, undertakings, commitments, understandings, arrangements, servitudes and interests therein or rights thereunder relating or pertaining to, or utilized in connection with, the lease or ownership of the Pipelines.”
PURCHASE AGREEMENT SCHEDULES
33.	Schedule 2.1(j) (Assigned Contracts). Schedule 2.1(j) to the Purchase Agreement is hereby amended and replaced in its entirety by Schedule 2.1(j) attached to this First Amendment.

34.	Schedule 9.12(a) (Sellers’ Consents and Waivers). Schedule 9.12(a) to the Purchase Agreement is hereby amended and replaced in its entirety by Schedule 9.12(a) attached to this First Amendment.

35.	Schedule 9.19(e) (Pride Products). Schedule 9.19(e) to the Purchase Agreement is hereby deleted in its entirety.
PURCHASE AGREEMENT EXHIBITS
36.	Exhibit 5.2(q) (Opinion of Counsel). Exhibit 5.2(q) to the Purchase Agreement is hereby deleted in its entirety.
MISCELLANEOUS
37.	Each reference herein to the Purchase Agreement shall, unless the context otherwise requires, mean the Purchase Agreement as amended by this First Amendment.

38.	The Purchase Agreement, as amended by this First Amendment, is in all respects ratified, approved and confirmed.

39.	This First Amendment shall be governed by all of the provisions of the Purchase Agreement, unless the context otherwise requires, including all
First Amendment to Purchase Agreement

provisions concerning construction, enforcement, governing law and arbitration.
40.	This First Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
[signature page follows]
First Amendment to Purchase Agreement

     IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment as of the date first above written.

SELLERS: PRIDE COMPANIES, L.P.
By:	Pride Refining, Inc., its general parter

By:	/s/ Brad Stephens
Brad Stephens
Chief Executive Officer

By:	Pride SGP, Inc., its general partner

By:	/s/ Brad Stephens
Brad Stephens
Chief Executive Officer

PRIDE REFINING, INC.
By:	/s/ Brad Stephens
Brad Stephens
Chief Executive Officer

PRIDE PRODUCTS
By:	Pride Companies, L.P., its general partner

By:	Pride Refining, Inc., its general partner

By:	/s/ Brad Stephens
Brad Stephens
Chief Executive Officer

Signature Page to
First Amendment to Purchase Agreement

PRIDE MARKETING, LLC

By:	Pride Companies, L.P., its sole member

By:	Pride Refining, Inc., its general partner

By:	/s/ Brad Stephens
Brad Stephens
Chief Executive Officer

By:	Pride SGP, Inc., its general partner

By:	/s/ Brad Stephens
Brad Stephens
Chief Executive Officer

Signature Page to
First Amendment to Purchase Agreement

DELEK MARKETING & SUPPLY, LP
By:	Delek Marketing GP, LLC, its general partner

By:	/s/ Uzi Yemin
Name:
Title:

By:	/s/ Assi Ginzburg
Name:
Title:

Signature Page to
First Amendment to Purchase Agreement

DELEK US HOLDINGS, INC.

By:	/s/ Uzi Yemin
Name:
Title:

By:	/s/ Assi Ginzburg
Name:
Title:

Signature Page to
First Amendment to Purchase Agreement